SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                             ACT OF 1934
                           (AMENDMENT NO. )


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     14a-6(e)(2))
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[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 ONEOK, Inc.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

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 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                              ONEOK, INC.
                         100 WEST FIFTH STREET
                         TULSA, OKLAHOMA 74103

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           JANUARY 15, 1998

                                                       December 15, 1997

To the Shareholders of ONEOK, Inc.:

Notice is hereby given that the Annual Meeting of the Shareholders of ONEOK, Inc. will be held at ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma, Thursday, January 15, 1998, at 10 a.m. for the following purposes:

     1. To elect five directors (Class A) to serve until the Annual Meeting of Shareholders to be held January 2001, or until their successors are duly elected and qualified.

     2. To amend the certificate of incorporation of the company to eliminate the applicability of the Oklahoma control share acquisition provisions of the Oklahoma General Corporate Act (the "OGCA").

     3. To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditor of the Corporation for the 1998 Fiscal Year.

     4. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

Only shareholders of record on the stock transfer books of the Corporation at the close of business November 26, 1997, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any and all adjournments thereof.

                                    By Order of the Board of Directors,

                                    Deborah B. Barnes, Secretary

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONEOK, INC. A return envelope that requires no postage, if mailed in the United States, is enclosed for your convenience in returning your proxy. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account. All proxy forms received by you should be signed and returned promptly to be sure that all your shares are voted.

If your shares are held in the name of a broker, trust, bank, or other nominee and you plan to attend the meeting and vote your shares in person, you should bring with you a proxy or letter from the broker, trustee, bank, or nominee confirming your beneficial ownership of the shares.


                            PROXY STATEMENT

                              ONEOK, Inc.
                         100 West Fifth Street
                         Tulsa, Oklahoma 74103

                                                       December 15, 1997

                    ANNUAL MEETING OF SHAREHOLDERS
                           JANUARY 15, 1998

                        PROXY AND SOLICITATION

The accompanying proxy is solicited by the Board of Directors of ONEOK, Inc. (the Corporation) for use at the Annual Meeting of Shareholders (Annual Meeting) to be held at ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma, on Thursday, January 15, 1998, at 10 a.m. and at any and all adjournments thereof.

Properly executed proxies received in time for the Annual Meeting will be voted. If the enclosed proxy is executed and returned, it may be revoked by a later-dated proxy or by written notice to the Secretary of the Corporation. Shareholders attending the meeting may revoke their previously executed proxies and vote in person.

Pursuant to the Agreement, dated as of December 12, 1996, as amended and restated as of May 19, 1997 (the "Amended and Restated Agreement"), among ONEOK Inc., a Delaware corporation ("ONEOK"), Western Resources, Inc. ("WRI") and the Corporation, on November 26, 1997, ONEOK merged (the "Merger") with and into the Corporation (originally incorporated as a wholly-owned subsidiary of WRI), with the Corporation as the surviving corporation and the corporation's name was changed to "ONEOK, Inc." Immediately prior to the effective time of the Merger, WRI contributed, or caused to be contributed, in exchange for shares of Common Stock, par value $0.01 per share, of the Corporation and Series A Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock"), certain assets and all of the outstanding capital stock of WRI's direct and indirect wholly-owned subsidiaries, Westar Gas Marketing, Inc. and Mid Continent Market Center, Inc. to the Corporation, and the Corporation assumed certain liabilities and debt of WRI. Upon consummation of the Merger, the shares of common stock, no par value, of ONEOK (the "ONEOK Common Stock") outstanding as of the effective time of the Merger were converted on a one-for-one basis into shares of the Common Stock, par value $.01 per share, of the Corporation (the "Common Stock"). All references in this Proxy Statement to the "Corporation" or the Board of Directors, officers or directors of the Corporation prior to the Merger shall mean ONEOK Inc., its Board of Directors, officers and directors.

The cost of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone by officers and regular employees of the Corporation. Morrow & Co., Inc., New York, New York, will assist in solicitation of proxies. The Corporation will pay $10,000 to Morrow & Co., Inc., for proxy solicitation services. The Corporation does not expect to pay any additional compensation for the solicitation of proxies; however, the proxy solicitor, brokers, and other custodians, nominees, and fiduciaries will be reimbursed for expenses incurred in forwarding proxy material to principals and obtaining their proxies.

                             ANNUAL REPORT

The Corporation's 1997 Annual Report to Shareholders, for the purposes of this Proxy Statement, consisting of a Summary Annual Report and the Corporation's Report on Form 10-K, has been sent to all shareholders of record on November 26, 1997 (Record Date), except for accounts on which the shareholder has filed a written request to eliminate receiving duplicate reports. In addition, the Corporation is providing brokers, dealers, banks, voting trustees, and their nominees additional copies at the Corporation's expense so that such material may be forwarded to beneficial owners as of the Record Date. The Summary Annual Report to Shareholders is not part of this Proxy Statement and is not to be used as such.

                  STOCK OUTSTANDING AND VOTING RIGHTS

At Record Date the Corporation had issued and outstanding 31,255,119 shares of Common Stock, each share being entitled to one vote on all matters and 19,946,448 shares of the Convertible Preferred Stock, each share being entitled to one vote, voting together with the Common Stock as a single class, with respect to Proposal 2 relating to the amendment of the certificate of incorporation. Shares of Convertible Preferred Stock are not entitled to vote on Proposal 1 relating to election of directors or Proposal 3 relating to ratification and approval of appointment of auditor. WRI beneficially owns all of the shares of the Convertible Preferred Stock.

Under Oklahoma Law and the Corporation's By-laws, the holders of record of a majority in voting interest of the shares of the stock of the Corporation entitled to be voted at the Annual Meeting and present in person or by proxy shall constitute a quorum for the Annual Meeting. In all matters other than the election of directors, the affirmative vote of a majority in voting interest of the shares and present in person or by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the shareholders. Abstentions are treated as votes against a proposal, and broker non-votes have no effect on the vote. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following are known to the Corporation to be the beneficial owners of more than five percent (5%) of any class of the Corporation's voting securities at the Record Date.

                      Name and Address          Amount and Nature
                       of Beneficial              of Beneficial       Percent
  Title of Class           Owner                    Ownership         of Class
  --------------         ---------                -------------       --------

Common Stock       Bank of Oklahoma             3,223,502 Shares       10.3%
                      Trustee for Thrift        Direct of ONEOK, Inc.
                      Plan for Employees        and
                      Subsidiaries
                      P.O. Box 2300
                      Tulsa, OK 74192

Common Stock       (1) Western Resources, Inc.  3,094,257 Shares        9.9%
                      818 Kansas Avenue         Direct
                      Topeka, KS 66612-1217

Preferred Stock    (1) Western Resources, Inc.  19,946,448 Shares       100%
                      818 Kansas Avenue         Direct
                      Topeka, KS 66612-1217

[FN]
(1) As of the Record Date, WRI owned approximately 45% of the outstanding shares of capital stock entitled to vote at the Annual Meeting with respect to Proposal 2. Pursuant to the Shareholder Agreement (the "Shareholder Agreement") between the Corporation and WRI, dated November 26, 1997, WRI has agreed to vote all of the shares of Common Stock beneficially owned by it and in favor of the election of all candidates for director nominated by the Board of Directors. Under the Shareholder Agreement, WRI is entitled to vote all of the shares beneficially owned by it and entitled to vote at the Annual Meeting with respect to Proposal 2 and Proposal 3 in its sole discretion.

        SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the shares of Common Stock beneficially owned by directors and nominees for directors, the chief executive officer, the four additional most highly compensated executive officers serving at the end of the fiscal year of the Corporation and by all executive officers and directors as a group as of August 31, 1997. Beneficial ownership of the stock is as shown unless otherwise footnoted.

                                                               Shares Owned
    Title                                                   --------------------
      of                                                    Beneficial  Percent
    Class              Name                                 Ownership   of Class
-------------    -------------------------                  ----------  --------
Common Stock     Edwyna G. Anderson                             362         *
                   Director

Common Stock     William M. Bell                              1,972         *
                   Director

Common Stock     Larry W. Brummett                     (1)   33,613         *
                   Chairman of the Board,
                   and Chief Executive Officer -
                   ONEOK, Inc.

Common Stock     Eugene N. Dubay                       (2)    4,319         *
                   Vice President - Corporate
                 Development

Common Stock     N. E. Duckworth                       (3)   44,087         *
                   Vice President and Secretary

Common Stock     Douglas R. Cummings                          1,600         *
                   Director

Common Stock     William L. Ford                       (4)    3,809         *
                   Director

Common Stock     Howard R. Fricke                      (5)      -0-         *
                   Director

Common Stock     J. M. Graves                                 2,478         *
                   Director

Common Stock     Charles C. Ingram                     (6)   99,176         *
                   Chairman of the Board Emeritus
                   ONEOK, Inc.

Common Stock     Stephen J. Jatras                            3,300         *
                   Director

Common Stock     Steven L. Kitchen                     (7)      -0-         *
                   Director

Common Stock     David L. Kyle                         (8)   29,091         *
                   President - ONEOK, Inc.

Common Stock     Bert H. Mackie                               1,750         *
                   Director

Common Stock     Jerry D. Neal                         (9)   22,200         *
                   Vice President, Treasurer, and Chief
                   Financial Officer - ONEOK, Inc.

Common Stock     Douglas Ann Newsom, Ph.D.                      729         *
                   Director

Common Stock     Gary D. Parker                               2,820         *
                   Director

Common Stock     J. D. Scott                           (10) 122,912         *
                   Director and Retired Chairman of
                   the Board - ONEOK, Inc.

Common Stock     Stanton L. Young                            62,300         *
                   Director

Directors and Executive Officers as a Group            (11) 436,518      1.55%
                                                *Less than one percent of Class

NOTES:

[FN]
(1) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 15,941 shares for the account of Mr. Brummett.

(2) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 4,319 shares for the account of Mr. Dubay.

(3) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 10,600 shares for the account of Mr. Duckworth. Mr. Duckworth retired August 31, 1997.

(4) Includes 1,055 shares owned by the 1979 Leslie A. Ford Trust, of which William L. Ford is a trustee. Mr. Ford is not a beneficial owner of these shares and disclaims ownership thereof.

(5)  Mr. Fricke became a director November 26, 1997.

(6) Includes 33,800 shares owned by Mrs. Charles C. Ingram. Mr. Ingram disclaims ownership of these shares. In addition to the 99,176 shares, Mr. Ingram is the donor of 876 shares of ONEOK, Inc. Common Stock held for the benefit of a relative in a trust over which he has retained no control as to voting rights during the terms of this trust.

(7)  Mr. Kitchen became a director November 26, 1997.

(8) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 24,250 shares for the account of Mr. Kyle.

(9) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 13,751 shares for the account of Mr. Neal.

(10) Shares of Common Stock in the Corporation in the custody of the Trustee under the Thrift Plan include 71,557 for Mr. Scott, who retired from the Corporation in 1994.

(11) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 140,418 shares for directors and executive officers as a group and are reported in the preceding tabulation. Nonemployee directors do not participate in the Thrift Plan, except Mr. Scott who, as a former employee, has elected to leave his Thrift Plan holdings intact.


                       INFORMATION ON DIRECTORS



                            NOMINEES FOR DIRECTORS
                            CLASS A--TERM ENDING 2001
LARRY W. BRUMMETT        Chairman of the Board and Chief Executive Officer -
(age 47)                   ONEOK, Inc.
Director since 1994      Tulsa, Oklahoma

                         Mr. Brummett has been employed by the
                         Corporation for more than 23 years. He was employed by ONEOK's Oklahoma Natural Gas Company division as an engineer trainee in June 1974 and, after receiving a number of promotions within the division, was elected Vice President of Tulsa District September 1, 1986, and Executive Vice President in May 1990. He was elected Executive Vice President of ONEOK, Inc. January 21, 1993. He was elected President and Chief Executive Officer February 17, 1994, and was elected to the additional position of Chairman of the Board effective June 1, 1994. Mr. Brummett is a director of American Gas Association; Southern Gas Association; Oklahoma State Chamber of Commerce; Metropolitan Chamber of Commerce, Tulsa; and the Oklahoma City Branch of the Federal Reserve Bank. He is also an officer or director of numerous civic and business organizations and not-for-profit associations.

DAVID L. KYLE            President - ONEOK, Inc.
(age 45)                 Tulsa, Oklahoma
Director since 1995

                         Mr. Kyle was employed by Oklahoma Natural Gas Company, a division of ONEOK, Inc., in 1974 as an engineer trainee. He served in a number of positions prior to being elected Vice President of Gas Supply September 1, 1986, and Executive Vice President May 17, 1990. He was elected President September 1, 1994. He was elected President of ONEOK Inc. effective September 1, 1997. He is a director of Bank One, Oklahoma, Oklahoma City, Oklahoma.

STEVEN L. KITCHEN        Executive Vice President and Chief Financial Officer
(age 52 )                Western Resources, Inc.
Director since 1997      Topeka, Kansas

                         Mr. Kitchen has been employed by Western
                         Resources, Inc., for 33 years, serving in a number of positions in the company's finance and accounting divisions. He was elected Executive Vice President and Chief Financial Officer in 1990. He is a director of 16 Western Resources, Inc., subsidiary corporations. Mr. Kitchen also serves on the boards of Central National Bank in Junction City, Kansas, and Protection One, a home security firm based in Culver City, California, and he is a trustee of Washburn University Endowment Association, Topeka, Kansas.

DOUGLAS ANN NEWSOM       Professor - Department of Journalism
  Ph.D.                    Texas Christian University
(age 64)                 Fort Worth, Texas
Director since 1982

                         In addition to her teaching position, Dr.
                         Newsom is a textbook author and public
                         relations counselor.

J. D. SCOTT
(age 66)                 Retired Chairman of the Board - ONEOK Inc.
  Director since 1979    Tulsa, Oklahoma

                         Mr. Scott served as President, Chief
                         Executive Officer, and Chairman of the Board of ONEOK Inc. from January 1987 until he retired in 1994.

                             CONTINUING DIRECTORS
                           CLASS B--TERM ENDING 1999

WILLIAM M. BELL          Chairman, President, and Chief Executive Officer -
(age 62)                   Bank One, Oklahoma, N.A.
Director since 1981      Oklahoma City, Oklahoma

                         Mr. Bell is also Senior Vice President of
                         BancOne Oklahoma Corporation. He is a
                         director of Liberty Bank and Trust Company of Oklahoma City, N.A.; and is Chairman, President, and Chief Executive Officer of Liberty Trust Company. He serves on the boards of numerous civic and business organizations and not-for-profit associations.

DOUGLAS R. CUMMINGS      President and Owner - Cummings Oil Company
(age 68)                 Oklahoma City, Oklahoma
Director since 1989

                         Mr. Cummings has been President of Cummings
                         Oil Company since 1972. He is an officer or director of numerous civic and business organizations and not-for-profit associations.

HOWARD R. FRICKE         Chairman of the Board, President, and Chief Executive
(age 61)                   Officer - Security Benefit Group of Companies
Director since 1997      Topeka, Kansas

                         Mr. Fricke joined the Security Benefit Group of Companies in 1988, having previously served as chairman and chief executive officer of the Anchor National Companies in Phoenix, Arizona. He is currently a director of Payless ShoeSource, Inc., and serves on the executive committee of Bank IV Kansas, both in Topeka. He also serves on the boards of directors of the American Council of Life Insurance and Life Office Management Association.

J. M. GRAVES             President and Owner - Calumet Oil Company
(age 71)                 Tulsa, Oklahoma
Director since 1989

                         Mr. Graves is also President and Owner of Green Country Supply, Inc., an oil field supply and chemical company, and he is co-owner and an officer of Cal Bohannan Drilling Company and Tri-Am Acid and Fracture Service, Inc. He serves on the boards of numerous civic and business organizations and not-for-profit associations.

STEPHEN J. JATRAS        Retired Chairman of the Board - Memorex Telex
(age 71)                   Corporation
Director since 1985      Tulsa, Oklahoma

                         Mr. Jatras retired from the position of
                         Chairman of the Board of Memorex Telex
                         Corporation in 1991. He is a director of Donald G. O'Brien, Inc., in Seabrook, New Hampshire. He serves on the boards of numerous civic and business organizations and not-for-profit associations.

                           CLASS C--TERM ENDING 2000

EDWYNA G. ANDERSON       Retired General Counsel - Duquense Light Company
(age 67)                 Pittsburgh, Pennsylvania
Director since 1995

                         Mrs. Anderson served as General Counsel of
                         Duquense Light Company from September 1988 until retirement in October 1994. She also served as Special Counsel to the President of Duquense Light Company until March 1995, when she retired from that position.

WILLIAM L. FORD          President - Shawnee Milling Company
(age 55)                 Shawnee, Oklahoma
Director since 1981

                         Mr. Ford has served as President of Shawnee
                         Milling Company since 1979. He serves on the boards of numerous civic and business organizations and not-for-profit associations.

BERT H. MACKIE           President - Security National Bank
(age 55)                 Enid, Oklahoma
Director since 1989

                         Mr. Mackie, with Security National Bank since 1962, is currently President and a director. Mr. Mackie serves on the Board of Governors of the United States Postal Service.

GARY D. PARKER           President - Moffitt, Parker & Company, Inc.
(age 52)                 Muskogee, Oklahoma
Director since 1991

                         Mr. Parker, a certified public accountant, is also the majority shareholder of Moffitt, Parker & Company, Inc., and has been President of the firm since 1982. He is a director of First National Bank and Trust Company of Muskogee, Oklahoma.

STANTON L. YOUNG         President - The Young Companies
(age 70)                 Oklahoma City, Oklahoma
Director since 1972

                         Mr. Young is an individual investor with ownership of oil and gas mineral and working interests, a shopping center, and warehouses. He is also Owner and President of Journey House Travel Service, Inc., in Oklahoma City.


       ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Eleven regular meetings were held by the Board of Directors during the fiscal year ended August 31, 1997 (the "1997 Fiscal Year"). No
Director attended fewer than seventy-five percent (75%) of the meetings of the Board of Directors and committees on which such director served.

Charles C. Ingram, Chairman of the Board Emeritus, retired as a full-time employee of the Corporation effective January 1, 1982, and as a director January 20, 1988. Mr. Ingram, as Chairman of the Board Emeritus, is invited to attend all board meetings.

                        DIRECTORS' COMPENSATION

The aggregate amount of directors' fees paid during the 1997 Fiscal Year was $476,668. Officer-directors receive no additional compensation for service on the Board of Directors or its committees. All other directors received an annual retainer of $20,000; a fee of $1,000 for attending each board meeting and each committee meeting; and reimbursement for expenses incurred in attending board and/or committee meetings. Nonofficer directors who chair a committee received an additional annual retainer of $2,000.

        SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on information submitted by the directors and officers, it has been determined that all directors and all officers of the Corporation who are required to so file have timely filed all forms required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended.

                 COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has standing Executive, Audit, Nominating, and Executive Compensation Committees.

EXECUTIVE COMMITTEE

During the 1997 Fiscal Year, members of the Executive Committee were:
Chairman Larry W. Brummett, Vice Chairman David L. Kyle, William M. Bell, Douglas R. Cummings, J. M. Graves, Stephen J. Jatras, and J. D. Scott. On November 26, 1997, Howard R. Fricke was added as a member of the Executive Committee.

The Committee did not meet during the 1997 Fiscal Year. The Executive Committee may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation subject to certain statutory limitations.

AUDIT COMMITTEE

During the 1997 Fiscal Year, members of the Audit Committee were:
Chairman Stephen J. Jatras, Vice Chairman Gary D. Parker, Edwyna G. Anderson, William M. Bell, William L. Ford, Bert H. Mackie, Douglas Ann Newsom, J. D. Scott, and Stanton L. Young. On November 26, 1997, Steven L. Kitchen was added as a member of the Audit Committee. The Committee, composed entirely of outside directors, held three meetings during the 1997 Fiscal Year. The Audit Committee reviews and makes recommendations to the Board of Directors concerning employment of the independent auditors, the proposed annual audit plan, the completed annual audit, and the Corporation's conflict of interest program. The Committee also meets periodically with:

a. the Corporation's independent auditors to review the Corporation's accounting policies, internal controls, and other accounting and auditing matters;

b. the Corporation's manager of internal auditing to review the Corporation's internal auditing program;

c. the Corporation's chief financial officer to review the Corporation's accounting policy, the results of the annual audit, and the Corporation's periodic financial statements; and

d. the Corporation's general counsel to review outstanding and potential litigation, regulatory proceedings, and other significant legal matters.

NOMINATING COMMITTEE

During the 1997 Fiscal Year, members of the Nominating Committee were:
Chairman Bert H. Mackie, Vice Chair Douglas Ann Newsom, Edwyna G. Anderson, William M. Bell, Larry W. Brummett, J. M. Graves, and David
L. Kyle. On November 26, 1997, Howard R. Fricke was added as a member of the Nominating Committee. The Committee did not meet during the 1997 Fiscal Year. The Nominating Committee recommends nominees to fill vacancies on the Board of Directors, establishes procedures to identify potential nominees, recommends criteria for membership on the Board of Directors, and recommends the successor chief executive officer when a vacancy occurs. The Committee will consider nominees recommended by shareholders for service on the Board of Directors. Recommendations should be sent to the Corporate Secretary at the address shown on the front of this Proxy Statement.

EXECUTIVE COMPENSATION COMMITTEE

During the 1997 Fiscal Year, members of the Executive Compensation Committee were: Chairman William L. Ford, Vice Chair Douglas R. Cummings, J. M. Graves, Stephen J. Jatras, Steven L. Kitchen, Gary D. Parker, and Stanton L. Young. The Committee, composed entirely of outside directors, held three meetings during the last fiscal year. The Executive Compensation Committee oversees and approves all elements of executive compensation, administers the Key Employee Annual Incentive Plan and the Key Employee Stock Plan, and reports to the Board all forms and amounts of executive compensation for information, approval, or ratification, as necessary and appropriate.

             BOARD EXECUTIVE COMPENSATION COMMITTEE REPORT
                       ON EXECUTIVE COMPENSATION

The Executive Compensation Committee (the Committee) is responsible for overseeing and approving the Corporation's executive compensation policies and practices and approves all elements of compensation for corporate officers. In carrying out its duties, the Committee has direct access to independent compensation consultants and outside survey data. The Committee, which consists of six outside directors, reports its activities regularly to the Board of Directors and obtains ratification by the Board of all items of compensation for the officers of the Corporation, its divisions, and its subsidiary corporations.

Compensation Philosophy and Practices

The Corporation's executive compensation program is based on the belief that the interests of executives should be closely aligned with those of the shareholders. To support this philosophy, the following principles provide a framework for the compensation program:

- offer compensation opportunities that attract the best talent to ONEOK; motivate individuals to perform at their highest levels; reward outstanding achievement; and retain the leadership and skills necessary for building long-term shareholder value;

- maintain a significant portion of executives' total compensation at risk, tied to both the annual and long-term financial performance of the Corporation, as well as to the creation of shareholder value; and

- encourage executives to manage from the perspective of owners with an equity stake in the Corporation.

ONEOK established the Key Employee Annual Incentive Plan (the Plan) on August 17, 1995, and it became effective September 1, 1995. The purpose of the Plan is to provide for compensation that focuses attention on achievement of the goals set for the Corporation and each of its operating units. The Plan targets base pay levels at approximately 90 percent of the average salaries paid for similar positions by ONEOK's peer competitors as identified through published surveys, company documents, and other sources. The Plan is designed to allow the Corporation's officers the opportunity to earn compensation that is above average when compared to ONEOK's peer competitors if ONEOK achieves premium results compared to those competitors and the targeted objectives. The Committee administers the Plan in accordance with its stated purposes. Participation in the Plan is provided to executives and other key employees of ONEOK and subsidiaries selected by the Committee and upon recommendations of the chief executive officer.

The executive compensation practices are recommended by independent consultants using industry salary surveys that include the American Gas Association Executive Compensation Survey, the KPMG Oil and Gas Industry Compensation Survey, the Mercer Oil and Gas Industry Compensation Survey, the Towers & Perrin Natural Gas Pipeline Survey, and the Watson Wyatt Worldwide Compensation Survey. These surveys include corporations that are representative of the firms with which ONEOK competes for executive talent and have jobs similar to those at ONEOK in magnitude, complexity, and scope of responsibility. Consequently, this is a broader and more diverse set of companies than those included in the Standard & Poor's Natural Gas Distribution Index, which is used in the Performance Graph below.

Components of Executive Compensation

The compensation for executive officers consists of the following components. An executive's annual compensation includes the core package component of base salary and benefits, a bonus award component based on achievement of certain corporate and unit performance goals, and a variable component which is entirely at risk. The variable component is tied to the equity-based criteria that parallel the interests of the Corporation's shareholders. Base salaries and bonus awards are established by the Committee based on the executive's job responsibilities, level of experience, individual performance and contribution to the business, and information obtained from compensation surveys. Criteria on which individual performance was evaluated in 1996 were: achievement of corporate and unit goals, including return on assets, revenue growth and other selected goals; other performance, including problem analysis, planning, organizational ability, directing, decision making, human, capital, and material resource utilization; time management; initiation of and response to change; communications and team relations; and personal actions.

The Key Employee Stock Plan (the Plan), as approved by the shareholders, became effective August 17, 1995. The Plan will remain in effect until Stock Incentives have been granted with respect to all shares of Common Stock of the Corporation authorized to be issued and transferred under the Plan, or its earlier termination. The purpose of the Plan is to provide incentives to enable the Corporation to attract, retain, and reward key employees and give such employees an interest parallel to the interests of the Corporation's shareholders. The Committee administers the Plan and is authorized to make all decisions and interpretations required to administer and execute the Plan in accordance with its stated purposes. Participation in the Plan is limited to Key Employees of ONEOK, Inc. and subsidiaries, determined by the Committee to be those employees in a position to contribute significantly to the growth and profitability of, or to perform services of major importance to the Corporation or its Subsidiaries. The Plan authorizes the Committee to grant stock incentives to participating key employees in the form selected by the Committee, including Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, and Performance Awards, as defined in the Plan. Stock incentives granted under the Plan are subject to the provisions of the Plan providing for the time and manner of payments and other terms and conditions as the Committee determines. Stock options granted by the Committee to key employees may be subject to particular requirements contained in the Internal Revenue Code, such as the purchase price and term of the option. The maximum number of shares of Common Stock reserved for issuance under the Plan is 1,000,000 shares, subject to adjustment in the event of recapitalization, merger, consolidation, or similar events. On November 16, 1995, Non-Statutory Stock Options were granted to 57 employees by the Committee for 107,400 shares of Common Stock, exercisable only after November 16, 1996, and before November 16, 2005. The Committee granted, on October 10, 1996, Non-Statutory Stock Options totaling 100,700 shares to 63 employees, exercisable only after October 10, 1997, and before October 10, 2006. On October 16, 1997, the Committee granted 199,000 shares to 85 employees, exercisable only after October 16, 1998, and before October 16, 2008. At present, a balance of 592,900 shares of Common Stock is available for stock incentives under the Plan.

Compensation for the Chief Executive Officer

In considering the annual compensation for Mr. Brummett, who, in addition to serving the Corporation as Chief Executive Officer, was Chairman of the Board and President through August 31, 1997, the Committee relied on the aforementioned surveys to provide basic information regarding peer positions. The C. A. Turner Utility Report on financial and stock performance and comparisons of American Gas Association member companies' operating statistics were also utilized. The industry statistics have large comparative universes of natural gas distribution and integrated natural gas companies. The companies in the Standard & Poor's Natural Gas Distributors' Index, which is part of the Performance Graph below, are included in the C. A. Turner Utility Report. The Committee also considers the results of a formal Board of Directors' Evaluation of Mr. Brummett's performance during the year. The categories in which his performance is evaluated include: leadership, strategic planning, human resources, and communication. Each of the categories contains as many as five areas of specific performance evaluation. The Committee recommended and the Board of Directors approved a base salary amount of $407,400 which was in the lower range of the surveys utilized in the studies. Under the Key Employee Stock Plan Mr. Brummett was granted an option to purchase 10,000 shares of the Corporation Common Stock at a purchase price of $26.875 per share, exercisable only after October 10, 1997. Mr. Brummett received, under the Key Employee Annual Incentive Plan $500,000, which amounted to a total of 55.1 percent of his compensation that related to the Corporation's performance during the year. Because he was paid at his previously approved salary four months in the 1997 fiscal year, the actual salary he received in fiscal 1997 was $400,933, and the at-risk portion of his total compensation relating to the Corporation's performance amounted to
55.4 percent.

Federal Income Tax Liability

ONEOK, Inc. has not yet adopted a policy regarding Internal Revenue Code Section 162(m) regarding a $1 million annual limitation of a Federal income tax deduction by the Corporation for compensation paid to any executive officer. This limitation did not apply to ONEOK, Inc. during fiscal year 1997; however, the Code requirement is being evaluated and the tax regulations are being closely monitored.

Conclusion

The Board believes that the caliber and motivation of ONEOK's leadership are fundamentally important to achieving the Corporation's objectives as established by the strategic plan and providing a sound investment for the shareholders. The Committee is responsible to the Board, and by extension to the shareholders, for ensuring that officers are compensated in a manner that is compatible with ONEOK's business strategies, thereby aligning the officers' interests with those of long-term investors. We believe the current methodology governing executive compensation standards will prove beneficial to the Corporation, its shareholders, its customers, and the communities served.

William L. Ford, Chairman            Douglas R. Cummings, Vice Chair
J. M. Graves                         Stephen J. Jatras
Gary D. Parker                       Stanton L. Young


            Comparison of Five Year Cumulative Total Return
 Among ONEOK Inc., S&P 500 Index and S&P Natural Gas Distributors Index
 ----------------------------------------------------------------------


                                [GRAPH]



12 Months Ended August 31    1992     1993     1994     1995     1996     1997
ONEOK Inc.                  100.00   133.28   118.30   152.37   200.14   246.29
S&P 500 Index               100.00   115.21   121.52   147.58   175.22   246.44
S&P Natural Gas             100.00   132.43   118.68   134.49   182.12   220.15
Distributors


                       TOTAL SHAREHOLDER RETURNS
                       -------------------------
                        (Dividends Reinvested)

                                             ANNUAL RETURN PERCENTAGE
                                                   Years Ending
Company/Index                     Aug 93     Aug 94   Aug 95   Aug 96   Aug 97
-------------------------------------------------------------------------------
ONEOK INC                           33.28     -11.24    28.80    31.35    23.06
S&P 500 INDEX                       15.21       5.47    21.45    18.73    40.65
NATURAL GAS-500                     32.43     -10.38    13.32    35.42    20.88


                                                   INDEXED RETURNS
                       Base                           Years Ending
                      Period
Company/Index         Aug 92    Aug 93     Aug 94    Aug 95    Aug 96   Aug 97
-------------------------------------------------------------------------------
ONEOK INC              100      133.28     118.30    152.37    200.14   246.29
S&P 500 INDEX          100      115.21     121.52    147.58    175.22   246.44
NATURAL GAS-500        100      132.43     118.68    134.49    182.12   220.15


The information provided under the foregoing sections entitled "Board Executive Compensation Committee Report on Executive Compensation" and "Performance Graph" shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C, other than as provided in Item 402 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and unless specific reference is made to such sections in a filing, the information shall not be incorporated by reference into any such filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. Additionally, the stock performance as shown on the Performance Graph shall not be interpreted as a prediction of future stock performance.

The following table sets forth information with respect to certain benefits made available and compensation paid or accrued by ONEOK, Inc., with respect to its Chief Executive Officer and its four other most highly compensated officers (the "named executive officers") for services rendered in all capacities during the fiscal years ended August 31, 1997, 1996 and 1995.

                        EXECUTIVE COMPENSATION
                      SUMMARY COMPENSATION TABLE



                                                         LONG-TERM
                                                         ---------
                                                        COMPENSATION
                                                        ------------

                                                           AWARDS
                                                           ------
                                                         SECURITIES
                                                         UNDERLYING   ALL OTHER
        NAME AND                                          OPTIONS/    COMPENSA-
  PRINCIPAL POSITION      YEAR     SALARY       BONUS       SARs       TION(1)
  ------------------      ----     ------       -----       ----       -------
 Larry W. Brummett        1997    $400,933    $500,000     25,000       $9,400
 Chairman of the Board,   1996     375,333     423,400     17,600        8,993
 President and CEO        1995     335,000     357,963       NONE        9,000

 Eugene N. Dubay          1997    $166,850    $250,000     10,000       $3,200
 Vice President -         1996      45,000      25,080       NONE          -0-
 Corporate Development    1995         ---         ---       NONE          ---

 N. E. Duckworth          1997    $137,200     $84,200      -0-         $8,232
 Vice President and       1996     129,200      61,000      2,500        7,752
 Secretary (2)            1995         ---         ---       NONE          ---

 David L. Kyle            1997    $297,600    $375,000     17,500       $9,400
 President - Oklahoma     1996     275,333     278,600     11,000        9,000
 Natural Gas Company      1995     240,000     164,175       NONE        9,000

 Jerry D. Neal            1997    $166,066    $102,600      5,900       $9,400
 Vice President,          1996     162,200      84,240      2,500        8,993
 Treasurer and CFO        1995     161,133     122,313       NONE        9,000


[FN]
(1) ONEOK, Inc.'s contribution to the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries.
(2)  Retired August 31, 1997.

                             STOCK OPTIONS

The following table provides information concerning options to purchase Common Stock of the Corporation granted to the named executive officers in Fiscal Year 1997.

          OPTION/SAR GRANTS IN LAST COMPLETED FISCAL YEAR(F1)

                                                        Potential Realizable
                                                          Value At Assumed
                                                        Annual Rates of Stock
                                                          Price Appreciation
                             Individual Grants           for Option Term (F2)
                             -----------------           -------------------

     ----------------------------------------------------------------------

                  Number of     % of Total
                  Securities     Options
                  Underlying    Granted to
                   Options     Employees in   Exercise     Expiration
     Name          Granted     Fiscal Year     Price         Date        5%         10%
     ----          -------     -----------     -----         ----        --         ---
Larry W. Brummett   10,000(F3)    9.93%       $26.875    10-10-06     $169,015   $428,318

Eugene N. Dubay      2,500(F3)    2.48%       $26.875    10-10-06       42,254    107,080

N.E. Duckworth       2,500(F3)    2.48%       $26.875    10-10-06(F4)   42,254    107,080
                     1,918        0.01%       $30.875    11-16-05(F5)   28,274     67,721

David L. Kyle        8,000(F3)    7.94%       $26.875    10-10-06      135,212    342,655

Jerry D. Neal        2,500(F3)    2.48%       $26.875    10-10-06       42,254    107,080

(1) No SARs were granted in Fiscal Year 1997 to any of the named executive officers.

(2) Potential realizable value is the amount that would be realized upon exercise by the named executive officer of the options immediately prior to the expiration of their respective terms, assuming the specified compound annual rates of appreciation on Common Stock over the respective terms of the options. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock and overall market conditions. There can be no assurance that the potential values reflected in this table will be achieved.

(3) Pursuant to the stock option agreements with Messrs. Brummett, Dubay, Duckworth, Kyle and Neal, 100% of the options became exercisable on October 10, 1997. The stock option agreements also provide that an additional option may be granted if and when the optionee exercises all or part of his option using Common Stock to pay the purchase price of the option or satisfy tax obligations incident to the exercise of the option. The additional option will be exercisable for the number of shares tendered in payment of the option price or used to satisfy any tax obligation, will be exercisable at the fair market value of Common Stock on the date of grant, will become exercisable at any time after the date of grant (or at such other time as determined by the Corporation) and will expire on the expiration date of the original option.

(4) Pursuant to the terms of Mr. Duckworth's stock option agreement this option will expire on January 10, 1997, three months from the date on which it became exercisable.

(5) Such option will become 100% exercisable on May 7, 1998 and will expire on August 7, 1998.


The following table sets forth the number of shares of Common Stock covered by both exercisable and unexercisable stock options as of August 31, 1997 held by the named executive officers.

                  AGGREGATED OPTION/SAR EXERCISES IN
                FISCAL YEAR 1997 AND YEAR-END VALUES(1)

                                               Number of Securities
                                              Underlying Unexercised                 Value of Unexercised
                                                Options at Fiscal                   In-the-Money Options at
Name                                               Year End (#)                       Fiscal Year-End (2)
----                                       --------------------------------   ----------------------------------
                    Shares         Value
                  Acquired on     Realized($)     Exercisable    Unexercisable    Exercisable    Unexercisable
                  Exercise(#)     -----------     -----------    -------------    -----------    -------------
                  -----------


Larry W. Brummett     -0-            -0-               27,600         -0-             864,225        -0-

Eugene N. Dubay       -0-            -0-                2,500         -0-              80,781        -0-

N.E. Duckworth        582(F3)       17,692              4,418         -0-             142,756        -0-

David L. Kyle         -0-            -0-               19,000         -0-             613,937        -0-

Jerry D. Neal         -0-            -0-                5,000         -0-             161,562        -0-

(1)  There are no SARs outstanding.

(2) Based on per share price for Company Common Stock of $32.3125 per share. The price reflects the average of the high and low trading price on the New York Stock Exchange on August 29, 1997.

(3) Mr. Duckworth surrendered 1,918 previously owned shares of Common Stock in connection with his exercise of an option to purchase 2,500 shares of Common Stock, resulting in an acquisition of 582 shares.

                             PENSION PLANS

The following table sets forth, as of August 31, 1997, estimated aggregate annual benefits payable upon retirement at age 65 under the Retirement Plan for Employees of ONEOK, Inc. (the "Retirement Plan") and the Supplemental Executive Retirement Plan (the "SERP").

                        FINAL-AVERAGE EARNINGS
                      PENSION PLAN TABLE(1)(2)(3)
                                         Years of Service
                  ------------------------------------------------------------
Remuneration         15           20           25          30          35
------------     ----------   ----------   ----------  ----------  -----------
$125,000....       $44,677      $54,101      $63,525     $72,948     $82,372
$150,000....        54,052       65,507       76,962      88,417      99,872
$175,000....        63,427       76,913       90,400     103,886     117,372
$200,000....        72,802       88,320      103,837     119,354     134,872
$225,000....        82,177       99,726      117,275     134,823     152,372
$250,000....        91,552      111,132      130,712     150,292     169,872
$300,000....       110,302      133,945      157,587     181,229     204,872
$400,000....       147,802      179,570      211,337     243,104     274,872
$450,000....       166,552      202,382      238,212     274,042     309,872
$500,000....       185,302      225,195      265,087     304,979     344,872

[FN]
(1) Benefits reflected in the above table are not subject to deduction for Social Security benefits or other offset.

(2) Amounts are estimates only and would be subject to adjustment based on rules and regulations applicable to the method of distribution and survivor benefit options selected by the retiree. Retirement benefits would be actuarially reduced for retirement prior to age 65.

(3) The compensation covered by the Retirement Plan benefit formula is the basic salary paid to a named executive officer within the named executive officer's final average earnings. The final average earnings means the named executive officer's highest earnings during any sixty consecutive months during the entire period of employment. For any named executive officer named or shown in the Summary Compensation Table who retires with vested benefits under the Plan, the compensation shown as "salary" in the Summary Compensation Table could be considered covered compensation in determining benefits. Under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), however, the annual compensation of each employee that can be taken into account under the Retirement Plan cannot exceed $160,000. Accordingly, the total compensation covered by the Retirement Plan for Fiscal Year 1997 for each of the named executive officers was $160,000.

The RETIREMENT PLAN is a tax-qualified, defined-benefit pension plan. In plan years prior to 1989, benefits became vested and nonforfeitable after completion of ten years of continuous employment; and in Plan years after 1988, benefits become vested and nonforfeitable after completion of five years of continuous employment. A vested participant receives the retirement benefit upon attaining retirement age under the Retirement Plan notwithstanding an earlier separation from service. Benefits (joint and survivor for married participants unless they otherwise elect) are calculated at retirement based on credited service, limited to a maximum of 35 years, and final average earnings

The maximum annual benefits for employees in higher salary classifications retiring at age 65 with the specified years of service are as shown in the Pension Plan Table above. There are a number of options available to a retiring employee such as the method of distribution and survivor benefit options, which, when selected by the retiree, could result in reduced monthly pension payments. Retirement benefits also would be actuarially reduced for retirement prior to age 65.

The SERP covers elected officers of the Corporation, appointed officers of the Corporation, and certain other highly compensated employees in the management of the Corporation who are selected for participation by the Executive Compensation Committee and approved by the Board of Directors and whose benefits are limited under the Retirement Plan. An administrative committee interprets and administers the SERP. Under the SERP, compensation for 1997 in excess of $160,000 is considered in calculating benefits. The benefit payable to an employee under the SERP is equal to the benefit which would be payable to the employee under the Retirement Plan if the limitations prescribed by Sections 401(a)(17) and 415 of the Code were not applicable, less the benefit payable under the Retirement Plan with such limitations. Benefits under the SERP are paid coincidentally with the payment of benefits under the Retirement Plan or as the administrative committee may determine. These benefits are unfunded and are payable from the general assets of the Corporation. The Board of Directors may amend or terminate the SERP at any time; however, benefits accrued prior to termination of the SERP will not be affected.

At August 31, 1997, the named executive officers had the following credited service under the Retirement Plan and SERP, respectively:
Larry W. Brummett, 22 years and 2 months; Eugene N. Dubay, 1 year and 4 months; David L. Kyle, 22 years and 2 months; and Jerry D. Neal, 34 years and 9 months. At retirement, N. E. Duckworth had 35 years of credited service.

                     TERMINATION OF EMPLOYMENT AND
                    CHANGE OF CONTROL ARRANGEMENTS

On January 19, 1984, a Severance Pay Policy (Policy) was adopted, which includes the named executive officers; and termination agreements (Termination Agreements) were authorized, which have been entered into with the named executive officers. Under the Policy, if within two years of any change of control, employment is terminated, including voluntary termination following a material adverse change in compensation, responsibility, and/or working conditions, the officer would receive severance pay equal to eight weeks pay for each full year of service. Under the Termination Agreements, if within three years of a change of control, a named executive officer is terminated, including voluntary termination under certain conditions, the officer would receive a lump-sum termination payment equal to three times annual salary and bonus, if any, and normal retirement and other employee benefits for three years. Under the Policy and Termination Agreements, a change of control occurs when a person or group acquires beneficial ownership of twenty percent (20%) or more of the voting power of the Corporation; or if after a transaction--including a cash tender or exchange offer, merger or other business combination, sale of assets, contested election, or any combination thereof--the directors, prior to such transaction, cease to constitute a majority of the Board of Directors of the Corporation or its successor. Assuming a change of control and termination of their employment on August 31, 1997, the named executive officers would have been entitled to receive the following payments under the Policy and their Termination Agreements, respectively: Larry W. Brummett, $1,441,605 and $2,599,407; Eugene N. Dubay, $30,108 and $769,344; N. E.
Duckworth, $942,300 and $691,729; Barry D. Epperson, $535,860 and $659,306; David L. Kyle, $1,070,058 and $1,850,007; and Jerry D. Neal,
$904,638 and $859,369.

                            PROPOSAL NO. 1
                         ELECTION OF DIRECTORS

As of January 15, 1997, the Board of Directors will consist of 15 members. The Board is divided into three Classes (A, B, and C) consisting of 5 members each. Each Class is elected for a term of three years, with the term of one class expiring at each annual meeting of shareholders. At the Annual Meeting to be held on January 15, 1997, five directors (Class A) are to be elected to three-year terms expiring at the Annual Meeting of shareholders to be held January 18, 2001, or until their successors are duly elected and qualified. The nominees for director are: Larry W. Brummett, Steven L. Kitchen, David L. Kyle, Douglas Ann Newsom, and J. D. Scott. All are presently serving as directors of the Corporation.

Should any of the nominees for the office of director become unable to accept nomination or election, it is intended that the persons named in the accompanying form of proxy will vote for the election of such other person for such office as the Board of Directors may recommend in the place of such nominee.

                            PROPOSAL NO. 2
         AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY
        TO ELIMINATE THE APPLICABILITY OF THE OKLAHOMA CONTROL
                    SHARE ACQUISITION PROVISIONS OF
            THE OKLAHOMA GENERAL CORPORATE ACT (THE "OGCA")

The Amended and Restated Agreement provides that after the Merger the Corporation shall submit to its shareholders at its first meeting of shareholders an amendment (the "Amendment") to the Certificate of Incorporation of the Corporation, (i) to opt out, as of a date no more than two days after the date of such shareholders' meeting, from Sections 1145 through 1155 of the OGCA (the "Control Share
Acquisition Statute"), as it may be amended, which relates to control share acquisitions, and (ii) to provide that this amendment may be further amended only by the affirmative vote of at least 66-2/3% of the voting power of all outstanding equity securities voting as a class. WRI has advised the Corporation that it plans to vote or direct the vote of all shares of capital stock of this Corporation beneficially owned by it, and entitled to vote, in favor of Proposal
2. See "Security Ownership of Certain Beneficial Owners."

          On November 26, 1997, the Board of Directors unanimously determined that it would be advisable to amend, and approved the Amendment to, the Certificate of Incorporation as set forth in Exhibit A attached hereto. The Board of Directors believes that the application of the Control Share Acquisition Statute to the Company is not necessary to protect the interests of the shareholders and recommends the adoption of the Amendment.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            APPROVAL OF THE AMENDMENT BY THE SHAREHOLDERS.


                 PURPOSE AND EFFECTS OF THE AMENDMENT

          Under the OGCA, unless a company's certificate of incorporation or bylaws otherwise provide, any Control Share Acquisition (as defined below) of a public corporation may be made only with the prior authorization of its shareholders in accordance with the OGCA. The proposed Amendment to the Certificate of Incorporation adds a new Article TWELFTH which states that (i) Section 1145 through 1155 of the OGCA, as the same may be amended, shall not apply to the Company as of January 17, 1998, and (ii) the affirmative vote of the holders of at least 66-2/3% of the voting power of all outstanding equity securities of the Company, voting as a class, shall be required in order to amend Article TWELFTH.

          Pursuant to the OGCA, a "Control Share Acquisition" is an acquisition of shares which would give the acquiring person voting power falling within one of the following three categories: (a) one-fifth or more, but less than one-third of the voting power, (b) one-third or more but less than a majority of the voting power, or (c) a majority or more of the voting power. Once a Control Share Acquisition is deemed to have occurred, the voting power of all of the Control Shares (i.e. the shares which are subject to the Control Share Acquisition Statute) is reduced to zero unless and until the potential acquiror files certain disclosures and the shareholders of the issuer approve a resolution restoring to the control shares the same voting rights they would have had before the Control Share Acquisition was deemed to have occurred, subject to certain significant exceptions.

          The effect of the Amendment is that a third party who acquires shares of the Company above the applicable thresholds will not need to obtain a shareholder resolution in order to exercise all voting rights attributable to such shares, as would otherwise be required by the Control Share Acquisition Statute. If the proposed Amendment is adopted, persons seeking to acquire control of the Company would not be required to file certain disclosures and to obtain shareholder approval before a Control Share Acquisition could be completed.

          The Board of Directors does not believe that the application of the Control Share Acquisition Statute is necessary to protect the interests of the shareholders. Currently, the Company's Certificate of Incorporation and Rights Agreement, together with Section 1090.3 of the OGCA (the "Business Combinations Statute") contains provisions which the Board believes accomplish goals similar to those of the Control Share Acquisition Statutes. The Company's Rights Agreement provides, among other things, that the shareholders of the Company, subject to certain exceptions, will have the right to purchase additional shares of Common Stock of the Company at a discount of 50% of its market price upon the acquisition by a person or group of 15% or more (in the case of Western Resources, Inc., certain other specified percentages) of Common Stock of the Company. The Company's Certificate provides that any merger, consolidation or other business combination with, or upon a proposal by, any person who is a direct or indirect beneficial owner of more than 10% of the outstanding voting shares of the Company (a "Related Person") requires the approval of a majority vote of all directors who are not affiliated with or nominated by a Related Person or by the holders of at least 66-2/3% of the shares otherwise entitled to vote as a single class with the Common Stock of the Company to approve such business combination, excluding shares owned by such Related Person, subject to certain exceptions. The Business Combinations Statute provides that any merger or other business combination of the Company with a 15% or greater shareholder or its affiliates (an "Interested Person") within 3 years following the date that such person became an Interested Person requires either (a) approval of the business combination by the holders of 66-2/3% of the shares not owned by such Interested Person and a majority of the Company's independent directors, or (b) that, prior to becoming an Interested Person, the Board approves either the business combination or the transaction which resulted in the person becoming an Interested Person. Based on a review of the provisions described above, the Board of Directors believes that these provisions, in combination, create sufficient means and provide the Board with appropriate mechanisms to discourage appropriation of control of the Company by potential acquirors which is not in the best interests of the shareholders. The Board also noted that prior to the merger of ONEOK Inc. into the Company, ONEOK Inc. was a Delaware corporation and did not have the benefit of a Control Share Acquisition Statute, since the Delaware General Corporation Law which governs Delaware corporations does not contain a Control Share Acquisition Statute.

                  BOARD OF DIRECTORS' RECOMMENDATION

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            APPROVAL OF THE AMENDMENT BY THE SHAREHOLDERS.

                            PROPOSAL NO. 3
          RATIFICATION AND APPROVAL OF APPOINTMENT OF AUDITOR

The Board of Directors, based on the recommendation of the Audit Committee, appointed the firm of KPMG Peat Marwick LLP independent auditor to examine the books of account and other records of the Corporation and its consolidated subsidiaries for the 1998 Fiscal Year. The Board of Directors is asking the shareholders to ratify and approve this action. KPMG Peat Marwick LLP has been the Corporation's independent auditor since 1951, and the audit engagement partner is normally rotated every five years. Representatives of the auditing firm will be present at the meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the meeting.

Although such ratification is not required by law, the Board of Directors believes that shareholders should be given the opportunity to express their views on the subject. The Board has asked for such ratification since 1983. While not binding on the Board of Directors, the failure of the shareholders to ratify the appointment of KPMG Peat Marwick LLP as the Corporation's independent auditor would be considered by the Board in determining whether or not to continue with the services of KPMG Peat Marwick LLP.

                         SHAREHOLDER PROPOSALS

For any shareholder proposal to be considered for inclusion in the Proxy Statement relating to the 1999 Annual Meeting of Shareholders, such proposals must be received by the Corporation on or before August 14, 1998.

                             OTHER MATTERS

The management of the Corporation knows of no other matters that are likely to be brought before the meeting.


Tulsa, Oklahoma
December 15, 1997

                                                                  EXHIBIT A

                 AMENDED CERTIFICATE OF INCORPORATION
                                  OF
                              ONEOK, Inc.


     ONEOK, Inc., a corporation organized and existing under the laws of the State of Oklahoma, for the purpose of amending its Certificate of Incorporation as provided by Title 18, Oklahoma Statutes, Section 1077 hereby certifies:

1. The name of the corporation is ONEOK, Inc., as filed on May 16, 1997.

2. The address of the registered office in the State of Oklahoma and the name of the registered agent at such address is as filed on May 16, 1997.

3.   The duration of the corporation is as filed on May 16, 1997.

4. The purpose or purposes for which the corporation is formed are as filed on May 16, 1997.

5. The aggregate number of the authorized shares, itemized by class, par value of shares, shares without par value, and series, if any within a class is as filed on May 16, 1997.

6. The Certificate of Incorporation, as now in effect for the Corporation, has been amended by adding a new Article TWELFTH, as follows:

          "1   Election. Section 1145 through 1155 of the
     Oklahoma General Corporation Law, as the same may be amended, shall not apply to the Corporation as of ______________________.

          2    Amendment. The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all outstanding equity securities of the Corporation, voting as a class, shall be required in order to amend this Article TWELFTH."

     That at a meeting of the Board of Directors, a resolution was duly adopted setting forth the foregoing proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and referring and directing said amendment be considered at the next annual meeting of the shareholders of the Corporation.

     That thereafter, pursuant to the resolution of its Board of Directors, the matter was considered at the next annual meeting of shareholders and the necessary number of shares as required by statute were voted in favor of the amendment.

     SUCH AMENDMENT WAS DULY ADOPTED IN ACCORDANCE WITH 18 O.S. ss.
1077.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by its President and attested by its Secretary, this _ day of January, 1998.

                                       ONEOK, Inc.



                                       By:---------------------------
                                           David L. Kyle
                                           President

ATTEST:


----------------------------
Deborah B. Barnes
Secretary


----------------------------------------------------------------------
                                                    COMMON STOCK PROXY

                              ONEOK, INC.
         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL
               MEETING OF SHAREHOLDERS JANUARY 15, 1998

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Larry W. Brummett and David L. Kyle, or either of them, with the power of substitution in each, proxies to vote all stock of the undersigned in ONEOK, Inc. at the Annual Meeting of Shareholders to be held January 15, 1998, and at any and all adjournments thereof, upon the matter of the elections of directors, the proposals referred to in Items 2, 3 and 4 of this Proxy, and any other business that may properly come before the meeting.

     Shares will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED TO ELECT THE DIRECTORS AS PROPOSED AND FOR THE PROPOSALS REFERRED TO IN ITEMS 2, 3 AND 4 OF THIS PROXY. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before this Annual Meeting or any adjournment thereof. MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1.   Election of five Directors in Class A. Nominees: Larry W.
     Brummett, David L. Kyle, Steven L. Kitchen, Douglas Ann Newsom, and J.D. Scott

      [  ]  FOR all nominees listed above [  ]  WITHHOLD AUTHORITY to vote for all nominees
                                                 listed above

 (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
              NOMINEE'S NAME ON THE LINE PROVIDED BELOW)


----------------------------------------------------------------------

2. To amend the Certificate of Incorporation of the company to eliminate the applicability of the Oklahoma control share acquisition provisions of the Oklahoma General Corporate Act (the "OGCA").

      [  ]  FOR             [  ]  AGAINST               [  ]  ABSTAIN


                     (PLEASE SIGN ON REVERSE SIDE)

----------------------------------------------------------------------





----------------------------------------------------------------------

3. To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditor of the Corporation for the 1998 fiscal year.

      [  ]  FOR             [  ]  AGAINST               [  ]  ABSTAIN


----------------------------------------------------------------------

4. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

      [  ]  FOR             [  ]  AGAINST               [  ]  ABSTAIN


                                           DATED:
                                                  -------------------------


                                             ------------------------------
                                                      (Signature)


                                             ------------------------------
                                                      (Signature)

                                            NOTE:  Please sign this proxy
                                            exactly as your name appears
                                            hereon, including the title
                                            "Executor," "Trustee," etc.
                                            If the name indicated is a
                                            joint account, each joint
                                            owner should sign.  If the
                                            stock is held by a
                                            corporation, this proxy
                                            should be executed by a
                                            proper officer thereof.
----------------------------------------------------------------------


 PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE



----------------------------------------------------------------------
                                  SERIES A CONVERTIBLE PREFERRED PROXY

                              ONEOK, INC.
         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL
               MEETING OF SHAREHOLDERS JANUARY 15, 1998

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Larry W. Brummett and David L. Kyle, or either of them, with the power of substitution in each, proxies to vote all stock of the undersigned in ONEOK, Inc. at the Annual Meeting of Shareholders to be held January 15, 1998, and at any and all adjournments thereof, upon the proposal referred to in Item 2 of this Proxy.

     Shares will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE PROPOSALS REFERRED TO IN ITEM 2 OF THIS PROXY. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before this Annual Meeting or any adjournment thereof. MANAGEMENT RECOMMENDS A VOTE FOR ITEM 2.


----------------------------------------------------------------------

1. To amend the Certificate of Incorporation of the company to eliminate the applicability of the Oklahoma control share acquisition provisions of the Oklahoma General Corporate Act (the "OGCA").

      [  ]  FOR             [  ]  AGAINST               [  ]  ABSTAIN


----------------------------------------------------------------------

2. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.


      [  ]  FOR             [  ]  AGAINST               [  ]  ABSTAIN


                     (PLEASE SIGN ON REVERSE SIDE)

----------------------------------------------------------------------




                                           DATED:
                                                  -------------------------


                                             ------------------------------
                                                      (Signature)


                                             ------------------------------
                                                      (Signature)

                                            NOTE:  Please sign this proxy
                                            exactly as your name appears
                                            hereon, including the title
                                            "Executor," "Trustee," etc.
                                            If the name indicated is a
                                            joint account, each joint
                                            owner should sign.  If the
                                            stock is held by a
                                            corporation, this proxy
                                            should be executed by a
                                            proper officer thereof.
----------------------------------------------------------------------


 PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE